UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): October 2, 2006
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02. Results of Operations and Financial Condition.
In this Current Report on Form 8-K, MedCath Corporation (MedCath or the Company) is updating the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 (the 2005 Form 10-K) for presentation of a hospital as discontinued operations.
Under requirements of the Securities and Exchange Commission (the SEC), the classification of discontinued operations required by Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, (SFAS No. 144) is also required for previously issued financial statements if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act even though those financial statements relate to prior periods.
As reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006 (the 10-Q), at the time of the 10-Q filing, the Company intended to sell its 58.8% interest in Tucson Heart Hospital to Carondelet Health Network. This transaction met the requirements under SFAS No. 144, for classification as a discontinued operation. Subsequent to the issuance of the 10-Q, on September 1, 2006, the Company issued a press release announcing the completion of this sale on August 31, 2006.
This report includes our revised audited consolidated financial statements for the years ended September 30, 2005, 2004 and 2003.
The reclassified 2005 Form 10-K consolidated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. Because we are reclassifying certain financial information in the 2005 Form 10-K only for discontinued operations, the revised sections of our 2005 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our consolidated financial statements, which were originally presented in the 2005 Form 10-K filed on December 14, 2005. All other information in the 2005 Form 10-K remains unchanged. This report should be read in conjunction with our 2005 Form 10-K (except Items 6, 7 and 8 of Part II, which are contained in this report).
Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Revised Consolidated Financial Statements for the years ended September 30, 2005, 2004 and 2003 (Part II — Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended September 30, 2005, filed with the SEC on December 14, 2005).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: October 2, 2006	By:	/s/James E. Harris

James E. Harris Executive Vice President and Chief Financial Officer

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